SUPPLEMENT DATED JUNE 1, 2012

TO

PROSPECTUSES DATED MAY 30, 2012

This Supplement is to be distributed with the variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York titled Protection VUL 2012.

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M Business Opportunity Value

M Capital Appreciation

M International Equity

M Large Cap Growth

VL M SUPP (PVUL 2012)